UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 23, 2021
McKESSON CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-13252	94-3207296
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
6555 State Hwy 161
Irving, TX 75039
(Address of Principal Executive Offices, and Zip Code)
(972) 446-4800
Registrant’s Telephone Number, Including Area Code
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	MCK	New York Stock Exchange
1.500% Notes due 2025	MCK25	New York Stock Exchange
1.625% Notes due 2026	MCK26	New York Stock Exchange
3.125% Notes due 2029	MCK29	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07     Submission of Matters to a Vote of Security Holders
On July 23, 2021, the following items were voted on at the 2021 Annual Shareholders Meeting (“Annual Meeting”) of McKesson Corporation (“Company”). The shareholder votes on each item, as certified by the Inspector of Election, are shown below.
Item 1. The Board of Directors’ nominees for nine directors, as listed in Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on June 8, 2021 (“Proxy Statement”), were all elected to serve as directors. The votes were as follows:1

Director Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Dominic J. Caruso	123,357,449	1,054,729	328,870	12,183,114
Donald R. Knauss	123,494,716	911,432	334,900	12,183,114
Bradley E. Lerman	123,408,037	1,003,597	329,414	12,183,114
Linda P. Mantia	123,868,639	560,786	311,623	12,183,114
Maria Martinez	123,515,621	916,474	308,953	12,183,114
Edward A. Mueller	120,292,508	4,115,608	332,932	12,183,114
Susan R. Salka	122,844,908	1,533,927	362,213	12,183,114
Brian S. Tyler	120,329,842	4,083,992	327,214	12,183,114
Kenneth E. Washington	123,896,544	512,249	332,255	12,183,114
Item 2. The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2022 was ratified, having received the following votes:2

Votes For	Votes Against	Abstentions	Broker Non-Votes
129,314,180	7,386,138	223,844	—
Item 3. The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers was approved, having received the following votes:2

Votes For	Votes Against	Abstentions	Broker Non-Votes
111,683,244	12,582,546	475,258	12,183,114
Item 4. The shareholder-submitted proposal on action by written consent of shareholders was not approved, having received the following votes:2

Votes For	Votes Against	Abstentions	Broker Non-Votes
50,659,247	73,573,645	508,156	12,183,114
Each of the items considered at the Annual Meeting is described in further detail in the Proxy Statement. No additional item was submitted at the Annual Meeting for stockholder action.

1
Under the Company’s majority voting standard, the election of a nominee required that the nominee receive a majority of the votes cast (that is, the number of votes cast “for” each nominee had to exceed the number of votes cast “against” such nominee). Therefore, abstentions and broker non-votes were required to be disregarded and had no effect on the vote results.

2
Approval of each proposal with this footnote designation required the affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote on the proposal at the Annual Meeting. Therefore, abstentions, which represented shares present and entitled to vote, had the same effect as a vote against the proposal. Broker non-votes, if any, were required to be disregarded and had no effect on the vote results.

Item 9.01     Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 26, 2021

McKesson Corporation

By:	/s/ Lori A. Schechter
Lori A. Schechter
Executive Vice President, Chief Legal Officer
and General Counsel